SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 6, 1998

                           MEDCARE TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                 0-28790                  87-0429962B
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(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)             Identification
incorporation)                                    Number)

1515 West 22nd Street, Oak Brook, Illinois                        60523
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(Address of principal executive offices)                          (Zip Code)

Registrants telephone number, including area code (800) 611-3388
                                                  --------------

(Former name or former address,  if changed since last report.)


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ITEM 6.  Resignations of Registrant's Director's

         On August 6, 1998, a meeting of the Board of Directors was held at the Company's Canadian offices. A copy of the minutes of this meeting are attached hereto as Exhibit A. At this meeting, Kundan S. Rayat resigned as Secretary, Treasurer and a Director of the Company and Valerie Boeldt-Umbright resigned as a Director of the Company. Both Mr. Rayat and Ms. Boeldt- Umbright resigned for personal reasons. Gregory Wujek was then elected to the Board of Directors and was named the new Secretary and Treasurer.

         At this same meeting, Harmel S. Rayat resigned as the Chief Executive Officer of the Company and Jeffrey S. Aronin was elected to replace him. Harmel Rayat will remain as a Director and Chairman of the Board.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEDCARE TECHNOLOGIES, INC.


                                            /s/ Jeffrey S. Aronin
                                            ---------------------
                                            Jeffrey S. Aronin, President and CEO

                                            Date:  October 7, 1998
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